SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 21, 2005


                             HPL TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware             000-32967                  77-0550714
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(State of Incorporation     (Commission File Number)     (I.R.S. Employer
or Organization)                                          Identification No.)

2033 Gateway Place, Suite 400, San Jose, California           95110
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:         (408) 437-1466
                                                    ----------------------------



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Item 1.01         Entry into a Material Definitive Agreement.

     On July 21, 2005, HPL Technologies, Inc. (the "Company") and Silicon Valley Bank (the "Bank") entered into a Loan and Security Agreement and an Intellectual Property Security Agreement (collectively, the "Loan Agreement"), which set forth the terms and conditions of a secured bridge loan from the Bank to the Company.

     Under the Loan Agreement, the Company may borrow from the Bank up to $3,000,000, of which $500,000 is available to the Company as of the signing of the Loan Agreements, and the remaining $2,500,000 will be available to the Company upon satisfaction of certain conditions set forth in the Loan and Security Agreement. Each advance must be in an amount equal to at least $250,000. The interest rate on each advance from the Bank will be 4.0% above the Bank's prime rate, subject to increase in the event of a default by the Company. The Company is obligated to repay all advances under the Loan and Security Agreement upon the earlier of (a) the closing of a liquidity event, as defined in the Loan and Security Agreement or (b) November 30, 2005, and will be charged a late fee of $0.08333% of the then outstanding principal amount of the loan for each day that such repayment is late. Interest on the aggregate amount of advances under the Loan Agreement is due and payable on the first of each month. The Company also paid the Bank a non-refundable commitment fee of $37,500 and is obligated, upon the closing of a liquidity event, to pay the Bank a success fee of 5.0% of the aggregate advances made by the Bank.

     The Company's ability to receive advances under the Loan Agreement is subject to the Company's compliance with various covenants, representations, warranties and conditions, including but not limited to negative covenants against the transfer of the Company's business or property, changes in the Company's business and certain mergers or consolidations involving the Company or its subsidiaries. In the event of a default by the Company under certain circumstances, the Company's obligations to repay advances may be accelerated, and the Bank may stop advancing funds to the Company under the Loan Agreement or any other agreements between the Bank and the Company.

     The Company's obligations under the Loan Agreements are secured by a continuing first priority security interest in all of the Company's assets, including its equipment, contract rights, cash and intellectual property.

     Copies of the Loan and Security Agreement and the Intellectual Property Security Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively.

Item 9.01.     Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.    Description

10.1 Loan and Security Agreement between Silicon Valley Bank and HPL Technologies, Inc., dated July 21, 2005.

10.2 Intellectual Property Security Agreement between Silicon Valley Bank and HPL Technologies, Inc., dated July 21, 2005.




                                      * * *

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             HPL TECHNOLOGIES, INC.


Date:  July 25, 2005      By: /s/ Michael P. Scarpelli
                              -------------------------------------------------
                              Michael P. Scarpelli
                              Chief Financial Officer and Senior VP of
                              Administration

                                  EXHIBIT INDEX

Exhibit No.    Description

10.1 Loan and Security Agreement between Silicon Valley Bank and HPL Technologies, Inc., dated July 21, 2005.

10.2 Intellectual Property Security Agreement between Silicon Valley Bank and HPL Technologies, Inc., dated July 21, 2005.

                                                                   Exhibit 10.1
                           LOAN AND SECURITY AGREEMENT

     This LOAN AND SECURITY AGREEMENT dated as of the Effective Date, between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and HPL TECHNOLOGIES, INC., a Delaware corporation ("Borrower"), whose address is 2033 Gateway Place, Suite 400, San Jose, California 95110 provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. The parties agree as follows:

1      ACCOUNTING AND OTHER TERMS

     Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document.


2      LOAN AND TERMS OF PAYMENT

2.1    Promise to Pay.

     Borrower promises to pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

2.1.1   Bridge Loan.

     (a) Bank will make advances (each, a "Bridge Loan Advance" and collectively, "Bridge Loan Advances"), not exceeding the Committed Bridge Loan amount through the Bridge Loan Maturity Date when all outstanding Bridge Loan Advances plus all accrued interest will be due and payable. Bridge Loan Advances, when repaid, may not be reborrowed.

     ( b) To obtain a Bridge Loan Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 12:00 p.m. Pacific time 1 Business Day before the day on which the Bridge Loan Advance is to be made. The notice must be in the form of Exhibit B. The notice must be signed by a Responsible Officer or designee. Each Bridge Loan Advance must be equal to or greater than $250,000.

      (c) The Bridge Loan Advances will be available to Borrower in an amount equal to (i) $500,000 upon the Effective Date, (ii) an additional $1,500,000 upon Bank's receipt of a term sheet for a Liquidity Event from a prospective buyer, or a verbal confirmation from SVB Alliant that a purchase offer has been made, and (iii) the remaining $1,000,000 of the Committed Bridge Loan upon the mailing of an offer to purchase (a tender offer pursuant to applicable securities laws) to Borrower's shareholders or the mailing of a proxy statement to the Borrower's shareholders if the Liquidity Event is structured in a manner other than a tender offer.

2.2    Termination of Commitment to Lend.

     Bank's obligation to lend the undisbursed portion of the Committed Bridge Loan will terminate if, in Bank's sole discretion, there has been a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower or the prospect of repayment of the Obligations.

2.3   Interest Rate, Payments.

     (a) Interest Rate. Bridge Loan Advances accrue interest on the outstanding principal balance at a per annum rate of 4 percentage points above the Prime Rate. After an Event of Default, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

     (b) Payments. Interest due on the Bridge Loan is payable on the 1st of each month. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional interest shall accrue.

2.3.1  Request to Debit Accounts.

     Bank may debit any of Borrower's deposit accounts including Account Number 3300295614 for principal and interest payments or any amounts Borrower owes Bank when due. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off.

2.4   Fees.

      Borrower will pay:

     (a) Commitment Fee. A fully earned, non-refundable commitment fee of $37,500 due on the Effective Date;

     (b) Success Fee. A success fee in an amount equal to five percent (5.0%) of the aggregate Bridge Loan Advances made shall be paid to Bank upon the closing of a Liquidity Event;

     (c) Late Repayment Fee. In the event the Bridge Loan Advances are not repaid in full on the Bridge Loan Maturity Date, a late fee of 0.08333% of the then outstanding principal amount of the Bridge Loan Advances per day through the day on which such repayment occurs; and

     (d) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and reasonable expenses) incurred through and after the date of this Agreement, are payable when due.

3     CONDITIONS OF LOANS

3.1   Conditions Precedent to Initial Credit Extension.

     Bank's obligation to make the initial Credit Extension is subject to the condition precedent that it receive the agreements, documents and fees it requires.

3.2   Conditions Precedent to all Credit Extensions.

     Bank's obligation to make each Credit Extension, including the initial Credit Extension, is additionally subject to the following:

     (a) timely receipt of any Payment/Advance Form; and

     (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true and correct in all material respects, except those representations and warranties expressly referring to an earlier date shall be true and correct as of that earlier date, and except for any changes to the representations and warranties previously disclosed to Bank.

4      CREATION OF SECURITY INTEREST

4.1    Grant of Security Interest.

     Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral.

4.2    Authorization to File.

     Borrower authorizes Bank to file financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to perfect or protect Bank's interest in the Collateral.


5      REPRESENTATIONS AND WARRANTIES

       Borrower represents and warrants as follows:

5.1    Due Organization and Authorization.

     Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. Borrower has not changed its state of formation or its organizational structure or type or any organizational number (if any) assigned by its jurisdiction of formation.

     The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

5.2   Collateral.

     Borrower has good title to the Collateral, free of Liens except Permitted Liens or Borrower has Rights to each asset that is Collateral. Borrower has no other deposit account, other than the deposit accounts described in the Schedule. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor, except in the case of amounts due under a software maintenance agreement

("SMA") where such amount may be an existing obligation but such services will be delivered over a period of time per the terms of such SMA. The Collateral is not in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral to such a bailee, then Borrower will receive the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. All Inventory is in all material respects of good and marketable quality, free from material defects. Borrower is the sole owner of the Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each Patent is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made in writing to Borrower that any part of the Intellectual Property violates the rights of any third party, except to the extent such claim could not reasonably be expected to cause a Material Adverse Change.

5.3   Litigation.

     Except as shown in the Schedule, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers, threatened by or against Borrower or any Subsidiary in which a likely adverse decision could reasonably be expected to cause a Material Adverse Change.

5.4   No Material Adverse Change in Financial Statements.

     All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations as of May 31, 2005. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5    Solvency.

     The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6    Regulatory Compliance.

     Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

5.7   Investments in Subsidiaries.

     Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

5.8   Full Disclosure.

     No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank (taken together with all such written certificates and written statements to Bank) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

6     AFFIRMATIVE COVENANTS

     Borrower will do all of the following for so long as Bank has an obligation to lend, or there are outstanding Obligations:

6.1    Government Compliance.

     Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to cause a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change.

6.2    Financial Statements, Reports, Certificates.

     (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 30 days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than 120 days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with the report of an independent certified public accounting firm reasonably acceptable to Bank; (iii) within 5 days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; (v) budgets, sales projections, operating plans or other financial information Bank reasonably requests; and
(vi) prompt notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual Property.

     (b) Within 30 days after the last day of each month, Borrower will deliver to Bank aged listings of accounts receivable and accounts payable.

     (c) Within 30 days after the last day of each month, Borrower will deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit C.

     (d) Allow Bank to audit Borrower's Collateral at Borrower's expense. Such audits will be conducted no more often than once every six months unless an Event of Default has occurred and is continuing.

6.3    Inventory; Returns.

     Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at execution of this Agreement. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims, that involve more than $50,000.

6.4    Taxes.

     Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.5    Insurance.

     Borrower will keep its business and the Collateral insured for risks and in amounts, as Bank may reasonably request. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank in Bank's reasonable discretion. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least 20 days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at Bank's option, be payable to Bank on account of the Obligations. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to $750,000 in the aggregate toward the replacement or repair of destroyed or damaged property, provided, that any such replaced or repaired property (i) shall be of equal or like value as the replaced or repaired Collateral and (ii) shall be Collateral in which the Bank has a perfected first priority security interest.

6.6    Primary Accounts.

     Borrower will maintain all of its United States depository, operating and investment accounts with Bank or Bank's Affiliates.

6.7    Registration of Intellectual Property Rights.

     Borrower shall not register any Copyrights or Mask Works with the United States Copyright Office unless it: (i) has given at least fifteen (15) days' prior notice to Bank of its intent to register such Copyrights or Mask Works and has provided Bank with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (ii) executes a security agreement or such other documents as Bank may reasonably request in order to maintain the perfection and priority of Bank's security interest in the Copyrights proposed to be registered with the United States Copyright Office; and (iii) records such security documents with the United States Copyright Office contemporaneously with filing the Copyright application(s) with the United States Copyright Office. Borrower shall promptly provide to Bank a copy of the Copyright application(s) filed with the United States Copyright Office, together with evidence of the recording of the security documents necessary for Bank to maintain the perfection and priority of its security interest in such Copyrights or Mask Works. Borrower shall provide written notice to Bank of any application filed by Borrower in the United States Patent Trademark Office for a patent or to register a trademark or service mark within 30 days of any such filing.

     Borrower will (i) protect, defend and maintain the validity and enforceability of the Intellectual Property and promptly advise Bank in writing of material infringements and (ii) not allow any Intellectual Property material to Borrower's business to be abandoned, forfeited or dedicated to the public without Bank's written consent.

6.8    Further Assurances.

         Borrower will execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7      NEGATIVE COVENANTS

     For so long as Bank has an obligation to lend or there are any outstanding Obligations, Borrower shall not, without Bank's prior written consent (which shall be a matter of its good faith business judgment), do any of the following:

7.1    Dispositions.

     Convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property and Intellectual Property of Borrower or its Subsidiaries in the ordinary course of business; (iii) of worn-out or obsolete Equipment; or (iv) upon a Liquidity Event.

7.2    Changes in Business or Locations of Collateral.

     Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or reasonably related thereto. Borrower will not, without at least 30 days prior written notice, relocate its chief executive office, change its state of formation (including reincorporation), change its organizational number or name or add any new offices or business locations (such as warehouses) in which Borrower maintains or stores over $5,000 in Collateral.

7.3    Mergers or Acquisitions.

     Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except where (i) no Event of Default has occurred and is continuing or would result from such action during the term of this Agreement and (ii) such transaction is a Liquidity Event. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4    Indebtedness.

     Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5     Encumbrance.

     Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here, subject to Permitted Liens.

7.6     Distributions; Investments.

     Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

7.7    Transactions with Affiliates.

     Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a nonaffiliated Person.

7.8    Subordinated Debt.

     Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank's prior written consent.

7.9    Compliance.

     Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8      EVENTS OF DEFAULT

     Any one of the following is an Event of Default:

8.1    Payment Default.

     If Borrower fails to pay any of the Obligations within 3 days after their due date, however, during such period no Credit Extensions will be made;

8.2    Covenant Default.


     (a) If Borrower fails to perform any obligation under Sections 6.2 or violates any of the covenants contained in Section 7 of this Agreement, or

     (b) If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the notice of same from Bank, or absent such notice, a Responsible Officer becomes aware of such default; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Credit Extensions will be made during such cure period);

8.3    Material Adverse Change.

     If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations; or
(c) is a material impairment of the value or priority of Bank's security interests in the Collateral (the foregoing being defined as a "Material Adverse Change").

8.4    Attachment.

     If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

8.5    Insolvency.

     If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 45 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

8.6    Other Agreements.

     If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $150,000 or that could cause a Material Adverse Change;

8.7    Judgments.

         If a money judgment(s) in the aggregate of at least $150,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied); or

8.8    Misrepresentations.

     If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

9      BANK'S RIGHTS AND REMEDIES

9.1    Rights and Remedies.

     When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

     (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

     (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

     (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable; notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit;

     (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

     (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

     (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower's labels, Patents, Copyrights, Mask Works, rights of use of any name, trade secrets, trade names, Trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section, Borrower's rights under all licenses and all franchise agreements inure to Bank's benefit; and

     (g) Dispose of the Collateral according to the Code.

9.2   Power of Attorney.

     Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and
(v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

9.3   Bank Expenses.

     If Borrower fails to pay any insurance premium or furnish any required proof of payment, Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.4   Bank's Liability for Collateral.

     If Bank complies with reasonable banking practices and Section 9-207 of the Code, it is not liable for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Except as provided above, Borrower bears all risk of loss, damage or destruction of the Collateral.

9.5    Remedies Cumulative.

     Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.6    Demand Waiver.

     Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10     NOTICES

     All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by facsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

11     CHOICE OF LAW , VENUE AND JURY TRIAL WAIVER


     California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12     GENERAL PROVISIONS

12.1   Successors and Assigns.

     This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement, provided, however, Borrower shall not be liable for any late fees and no Event of Default shall be deemed to have occurred, for the failure of Borrower to make any payment due hereunder to any such buyer, transferee, assignee or participant, until such time as Borrower receives notice of such sale, transfer, negotiation or participation.

12.2   Indemnification.

     Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

12.3   Time of Essence.

     Time is of the essence for the performance of all obligations in this Agreement.

12.4   Severability of Provision.

     Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5   Amendments in Writing, Integration.

         All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6   Counterparts.

     This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7   Survival.

     All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8   Confidentiality.

     In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the loans (provided, however, Bank shall use commercially reasonable efforts in obtaining such prospective transferee or purchasers agreement of the terms of this provision), (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9    Attorneys' Fees, Costs and Expenses.

     In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

13     DEFINITIONS

13.1   Definitions.

       In this Agreement:

     "Accounts" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing, as such definition may be amended from time to time according to the Code.

     "Affiliate" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

     "Bank Expenses" are all audit fees and expenses and reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

     "Borrower's Books" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

     "Bridge Loan Advance" is defined in Section 2.1.1.

     "Bridge Loan Maturity Date" is the earlier of (a) the closing of a Liquidity Event, or (b) November 30, 2005.

     "Business Day" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

     "Change of Control" means any Person or group of Persons (within the meaning of Rule 13d-5 and successor rules promulgated under Section 13 of the Securities Exchange Act of 1934, as amended (the "'34 Act") (a) acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under the '34 Act) of forty percent (40%) or more of the outstanding equity securities of Borrower entitled to vote for members of the board of directors, or (b) acquires all or substantially all of the assets of Borrower.

     "Code" is the California Uniform Commercial Code, as applicable.

     "Collateral" is the property described on Exhibit A.

     "Committed Bridge Loan" is a Credit Extension of up to $3,000,000.

     "Contingent Obligation" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

     "Copyrights" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

     "Credit Extension" is each Bridge Loan Advance or any other extension of credit by Bank for Borrower's benefit.

     "Effective Date" is the date Bank executes this Agreement.

     "Equipment" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

     "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

     "GAAP" is generally accepted accounting principles.

     "Guarantor" is any present or future guarantor of the Obligations.

     "Indebtedness" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

     "Insolvency Proceeding" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

     "Intellectual Property" is all of Borrower's:

     (a) Copyrights, Trademarks, Patents, and Mask Works including amendments, renewals, extensions, and all licenses or other rights to use and all license fees and royalties from the use;

     (b) Any trade secrets and any intellectual property rights in computer software and computer software products now or later existing, created, acquired or held;

     (c) All design rights which may be available to Borrower now or later created, acquired or held;

     (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above;

     All proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

     "Inventory" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

     "Investment" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

     "Lien" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

     "Liquidity Event" is a merger or consolidation of Borrower with or into any Person, the acquisition by any Person of all or substantially all of Borrower's stock, a Change of Control of Borrower or a financing in which the Borrower raises a minimum of $10 million in debt or equity.

     "Loan Documents" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

     "Mask Works" are all mask works or similar rights available for the protection of semiconductor chips, now owned or later acquired.

     "Material Adverse Change" is defined in Section 8.3.

     "Obligations" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including cash management services, letters of credit and foreign exchange contracts, if any and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

     "Patents" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

     "Permitted Indebtedness" is:

     (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

     (b) Indebtedness existing on the Effective Date and shown on the Schedule;

     (c) Subordinated Debt;

     (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

     (e) Indebtedness secured by Permitted Liens.

     "Permitted Investments" are:

     (a) Investments shown on the Schedule and existing on the Effective Date;
and

     (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue.

     "Permitted Liens" are:

     (a) Liens existing on the Effective Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

     (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

     (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;

     (d) Licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a licensor or under any license or sublicense, if the licenses and sublicenses permit granting Bank a security interest;

     (e) Leases or subleases granted in the ordinary course of Borrower's business, including in connection with Borrower's leased premises or leased property;

     (f) Non-exclusive licenses of Borrower's Intellectual Property granted in the ordinary course of Borrower's business, if the licenses permit the grant of a security interest in favor of Bank; and

     (g) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

     "Person" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

     "Prime Rate" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

     "Responsible Officer" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

     "Rights", as applied to the Collateral, means the Borrower's rights and interests in, and powers with respect to, that Collateral, whatever the nature of those rights, interests and powers and, in any event, including Borrower's power to transfer rights in such Collateral to Bank.

     "Schedule" is any attached schedule of exceptions.

     "Subordinated Debt" is debt incurred by Borrower subordinated to Borrower's indebtedness owed to Bank and which is reflected in a written agreement in a manner and form acceptable to Bank and approved by Bank in writing.

     "Subsidiary" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

     "Trademarks" are trademark and servicemark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of Assignor connected with the trademarks.

BORROWER:

HPL TECHNOLOGIES, INC.


By: /s/ Michael P. Scarpelli

Title: CFO & SVP


BANK:

SILICON VALLEY BANK


By: /s/ Ray Aguilar

Title: Relationship Manager

Effective Date: June 21, 2005

                                      EXHIBIT A


     The Collateral consists of all of Borrower's right, title and interest in and to the following whether owned now or hereafter arising and whether the Borrower has rights now or hereafter has rights therein and wherever located:

     All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     All contract rights and general intangibles (as such definitions may be amended from time to time according to the Code), now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind,;

     All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower (as such definitions may be amended from time to time according to the Code) whether or not earned by performance, and any and all credit insurance, insurance (including refund) claims and proceeds, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

     All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, letter of credit rights, certificates of deposit, instruments and chattel paper and electronic chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

     All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

     All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                                                   Exhibit 10.2
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Intellectual Property Security Agreement is entered into as of the Effective Date by and between SILICON VALLEY BANK ("Bank") and HPL TECHNOLOGIES, INC. ("Grantor").

                                    RECITALS

     A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated the Effective Date (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement.

     B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

     To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

     This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

     IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                    GRANTOR:

Address of Grantor:                             HPL TECHNOLOGIES, INC.


2033 Gateway Place, Suite 400                   By: /s/ Michael P. Scarpelli
San Jose, CA 95110
                                                Title: CFO & SVP
Attn: Michael P. Scarpelli


                                                BANK:

Address of Bank:                                SILICON VALLEY BANK


3003 Tasman Drive                               By: /s/ Ray Aguilar
Santa Clara, CA 95054-1191
                                                Title: Relationship Manager
Attn: Ray Aguilar